UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22485

Exact name of registrant as specified in charter:	Aberdeen Income Credit Strategies Fund

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Standard Investments Inc.
1735 Market Street 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2019

Item 1 —     Reports to Stockholders —

The Report to Shareholders is attached herewith.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report, which covers the activities of Aberdeen Income Credit Strategies Fund (the “Fund”), for the six-month period ended April 30, 2019. The Fund’s primary investment objective is to seek a high level of current income, with a secondary objective of capital appreciation.

Total Investment Return

For the six-month period ended April 30, 2019, the total return to shareholders of the Fund based on the net asset value (“NAV”) and market price of the Fund are as follows:

NAV*	-0.9%
Market Price*	3.4%

*assuming the reinvestment of dividends and distributions

The Fund’s total return is based on the reported NAV on the financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments. For more information about Fund performance please see the Report of the Investment Adviser (page 4) and Total Investment Returns (page 8).

NAV, Market Price and Discount

	NAV	Closing Market Price	Discount
On 4/30/2019	$13.14	$12.74	3.0%
On 10/31/2018	$14.08	$13.09	7.0%

During the six-month period ended April 30, 2019, the Fund’s NAV was within a range of $12.16 to $14.08 and the Fund’s market price traded within a range $10.09 to $13.18. During the six-month period ended April 30, 2019, the Fund’s shares traded within a range of a discount of 3.0% to 18.1%.

Revolving Credit Facility

The Fund’s $100,000,000 senior secured revolving credit facility with The Bank of Nova Scotia terminated on November 30, 2018 and was replaced with an $85,000,000 senior secured 364-day revolving credit facility with BNP Paribas. Under the terms of the loan facilities and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding borrowings. The outstanding balance on the Fund’s revolving credit facility with BNP Paribas as of April 30, 2019 was $75,000,000. The outstanding balance on the Fund’s revolving credit facility with The Bank of Nova Scotia on October 31, 2018 was $83,000,000. On November 2, 2018 and December 24, 2018, the Fund paid down $8,000,000 to The Bank of Nova Scotia and $5,000,000 to BNP Paribas respectively. On January 31, 2019, March 29, 2019 and April 30, 2019, the Fund borrowed $3,000,000, $1,000,000 and $1,000,000 respectively on the revolving credit facility leaving the outstanding balance at $75,000,000. Under the terms of the loan facilities and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding borrowings. The Board of Trustees regularly reviews the use of leverage by the Fund. A more detailed description of the Fund’s leverage can be found in the Report of the Investment Adviser and the Notes to Financial Statements.

Distributions

Distributions to common shareholders for the twelve-month period ended April 30, 2019 totaled $1.44 per share. Based on the average market price for the twelve-months ended April 30, 2019 of $12.92, the distribution rate over the twelve-months ended April 30, 2019 was 11.15%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

On May 9, 2019 and June 11, 2019, the Fund announced that it will pay on May 31, 2019 and June 28, 2019, respectively, a distribution of $0.12 per share to all shareholders of record as of May 22, 2019 and June 21, 2019, respectively.

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital. This policy is subject to an annual review as well as regular review at the Board’s quarterly meetings, unless market conditions require an earlier evaluation.

Open Market Repurchase Program

On June 12, 2018, the Board of Trustees of the Fund (the “Board”) approved a share repurchase program (“Program”) for the Fund. The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund’s investment adviser and subject to market conditions and investment considerations. The Fund reports repurchased activity on the Fund’s website on a monthly basis. For the six-month period ended April 30, 2019, the Fund did not repurchase any shares through the Program.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q (or as an exhibit to its reports on Form N-Q’s successor form, Form N-PORT). The Fund’s Form N-Q filings and Forms N-PORT are available on the SEC’s website at http://www.sec.gov. The Fund makes the information on Form N-Q

Aberdeen Income Credit Strategies Fund     1

Letter to Shareholders (unaudited) (continued)

(or the exhibit to Form N-PORT) available upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Brexit

The ongoing negotiations surrounding the UK’s exit from the European Union (“EU”) (“Brexit”) have yet to provide clarity on what the outcome will be for the UK or Europe. The UK remains a member of the EU until the legally established departure. This was originally March 29, 2019, but has been extended twice following agreement by all EU member states, and is now expected to be October 31, 2019 (the “Exit Day”). Until Exit Day, all existing EU-derived laws and regulations will continue to apply in the UK. Those laws may continue to apply for an additional transitional period following Exit Day, depending on whether a deal is struck between the UK and the EU and, if so, what that deal is. In any event, the UK has undertaken a process of “on-shoring” all EU legislation, pursuant to which there appears, at this stage, to be no policy changes to EU law. However, there remain various open questions as to how cross-border financial services will work post-Exit Day, and the EU has not yet provided any material cushion from the effects of Brexit for financial services as a matter of EU law.

Whether or not the Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of the Fund’s investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the Fund’s business, results of operations and financial condition. In addition, the risk that Standard Life Aberdeen plc, the parent of the company that provides investment advisory services to the Fund and which is headquartered in the UK, fails to adequately prepare for Brexit could have significant customer, reputation and capital impacts for Standard Life Aberdeen plc and its subsidiaries, including those providing services to the Fund; however, Standard Life Aberdeen plc and its subsidiaries have detailed contingency planning in place to seek to manage the consequences of Brexit on the Fund and to avoid any disruption to the Fund and to the services they provide to the Fund. Given the fluidity and complexity of the situation, however, we cannot assure that the Fund will not be adversely impacted despite these preparations.

Investor Relations Information

As part of Aberdeen Standard’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenacp.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, and other Fund literature.

Enroll in our email services today and be among the first to receive the latest closed-end fund news, announcements, videos, information and important Fund documents. Sign up today at https://www.aberdeenstandard.com/en-us/cefinvestorcenter/contact-us/preferences

2     Aberdeen Income Credit Strategies Fund

Letter to Shareholders (unaudited) (concluded)

Contact Us:

•             Visit: aberdeenstandard.com/en-us/cefinvestorcenter

•             Email: Investor.Relations@aberdeenstandard.com; or

•             Call: 1-800-522-5465 (toll free in the U.S.).

Yours sincerely,

/s/ Christian Pittard

Christian Pittard

President

Aberdeen Income Credit Strategies Fund     3

Report of the Investment Adviser (unaudited)

Market/economic review

The six-month period ended April 30, 2019, was one of the most volatile that the global high-yield market had experienced in several years. The last two months of 2018 were punctuated by steady credit spread-widening in the U.S. high-yield market, as represented by the ICE Bank of America Merrill Lynch (BofA ML) U.S. High Yield Index,1 with spreads nearing a peak of 550 basis points (bps) – the widest level in nearly three years. Myriad factors, including relatively mixed economic data, concerns that the U.S. Federal Reserve (Fed) was making a policy mistake by raising interest rates, the U.S. government shutdown from December 2018 to January 2019, falling oil prices, and trade tensions drove the sell-off. The confidence-sapping dispute between the European Commission and Italy was reflected in economic data that suggested that Italy had entered a technical recession. The UK continued its attempts to withdraw from the European Union (EU), but this continued to act as a handbrake on economic activity and investment. France saw protests from the “gilets jaunes” (yellow vests)2 movement and the industrial production and export data from Germany indicated notable economic deterioration. The global high-yield market was hampered by large retail fund outflows from the asset class as investors rotated out of fixed-rate high-yield securities into floating-rate leveraged loans. Additionally, as it was near the end of the 2018 calendar year, neither investors nor brokers were willing to take risk on their books.

During the first quarter of 2019, with seemingly coordinated dovish monetary policy shifts from the Fed, the European Central Bank and the People’s Bank of China, global high-yield markets recovered. In January and February 2019, the ICE BofA ML Global High Yield Constrained Index3 posted the strongest two-month rally in its history. The upturn was supported by money rotating out of floating-rate leveraged loan funds and back into fixed-rate high-yield issues combined with very low new issuance in the market, which drove a strong technically driven rally. Lower-quality bonds lagged the market upsurge, resulting in a decompression in credit spreads between CCC and BB rated3 bonds, which in our view indicated the reluctance of investors to dip into lower quality credits despite the rally. Notwithstanding the escalating trade negotiations between China and the U.S., the ICE BofA ML Global High Yield Constrained Index continued to move higher through the end of the April 2019, ending with a spread of around 350 bps – among the lowest of the year and the reporting period.

Fund performance

The Fund returned -0.9% on a net asset value basis for the six-month period ended April 30, 2019. For comparison purposes, the ICE BofA ML Global High Yield Constrained Index, a reference benchmark, returned 6.0% for the period. Fund performance was hampered by holdings in energy services provider American Energy, global wind turbine producer Senvion S.A, and oil and gas company EP Energy Corp.

American Energy’s bond prices declined sharply along with those of many other oil and gas-related companies during the reporting period. Investors also were concerned about the lack of engagement from the management and the company’s removal of assets which backed the bonds – reducing a potential recovery for bondholders in the event of a bankruptcy – possibly in preparation for a coercive exchange4 ahead of a maturity this year. Senvion encountered financial difficulties following operational issues on the execution of several large projects. Despite a rights issue in the summer of 2018, we think that the company may be heading towards a restructuring. Consequently, we exited the Fund’s holding in the bonds during the reporting period. EP Energy’s management reduced its earnings estimates for its 2019 fiscal year due to the decline in the oil price. The company also experienced bottleneck5 issues that had a negative impact on its gas production.

On the positive side, Fund performance for the reporting period was bolstered by positions in Spanish construction company Grupo Aldesa S.A.; Germany-based agrochemicals company CABBCO, and U.S.-based office products retailer Staples Inc.

1     The ICE BofA ML U.S. High Yield Index tracks the performance of below-investment-grade, U.S.-dollar-denominated corporate bonds publicly issued in the U.S. domestic market.

2     “Yellow vest” refers to a populist, grassroots political movement seeking economic justice that began in France in October 2018.

3     S&P Global Ratings’ credit ratings express the agency’s opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from AAA to D to communicate the agency’s opinion of relative level of credit risk. Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

4     A coercive exchange is an offer by an issuer to repurchase its outstanding bonds on an out-of-court basis in exchange for new bonds with different terms.

5     A bottleneck is a point of congestion in a production system that occurs when workloads arrive too quickly for the production process to handle.

4     Aberdeen Income Credit Strategies Fund

Report of the Investment Adviser (unaudited) (continued)

Grupo Aldesa’s bonds initially had declined on investors’ fears of a covenant6 breach. However, the securities subsequently performed well after the company reported generally positive results for its 2018 fiscal year, bolstered by an improved order backlog. CABBCO has invested heavily in its business and, in our opinion, is beginning to reap the rewards. At its recent investor day, management provided a positive outlook for profit growth and debt reduction in 2019. Staples achieved notable cost savings and implemented a synergistic bolt-on acquisition7 strategy during the reporting period.

The Fund’s primary investment objective is to seek a high level of current income with a secondary objective of capital appreciation. Over the six-month period ended April 30, 2019, the Fund issued total distributions of $0.72 per share.

Fund activity

The Fund’s average credit quality improved over the reporting period, with BB rated issues increasing from 3% to 20% of Fund assets and B rated securities decreasing from 52% from 38%. The CCC and below weight dipped from 37% to 36%, and established a new position of 2% in BBB rated issues.

During the reporting period, we initiated positions in Danske Bank; Deutsche Bank; automotive services provider RAC Roadside Assistance; movie theater chain operators AMC Inc. and Vue International; glass and metal packaging products maker Ardagh Packaging Holdings Ltd.; security services provider Verisure Inc.; lender Amigo Holdings plc; Telecom Italia; Eurotunnel operator Getlink SE; automaker General Motors Corp.; digital media company Getty Images Inc.; Royal Bank of Scotland; healthcare services provider Tenet Healthcare Corp.; telecommunications companies Vodafone Group plc and Matterhorn Mobile Holdings S.A.; internet streaming services provider Netflix Inc.; and diversified media companies Virgin Media Ltd. and Clear Channel Communications Inc.

Conversely, we exited several positions as we believed that the companies and their industries had relatively weak outlooks, including diversified telecommunications company Frontier Communications Corp.; luxury goods retailer Neiman Marcus Group Inc.; building materials distributor Hardwoods Inc.; mining company Nyrstar N.V.; restaurant chain operator Pizza Express; and independent power producer Talen Energy Holdings Inc. We reduced the Fund’s holding in diversified media company Altice NV to take a profit into an expected refinancing of its bonds. We made a switch from telecommunications company Cincinnati Bell to Consolidated Communications Holdings Inc. in an effort to improve the Fund’s credit quality at a similar yield. We sold the Fund’s holding in specialty chemical company Hexion’s bonds as we felt that the restructuring of the balance sheet through an expected Chapter 11 filing meant little upside for bondholders and non-payment of coupons as the process took place. The bonds of office products retailer Staples Inc. rallied as the company announced a refinancing of the entire capital structure. We sold the Fund’s holding in the bonds following a period of strong performance and also participated in Staples’ new bond issue. We took some profits from the Fund’s positions in French retailer Casino and Getlink. Additionally, we exited then holdings in Senvion, lottery and gaming operator Intralot S.A., and UK-based global travel company Thomas Cook Group plc, as the bonds had underperformed.

Over the reporting period, the Fund’s euro exposure was relatively flat roughly 29% of assets; the position in UK sterling rose from 20% to 27%, while the U.S. dollar exposure declined from 51% to 44%. We maintain our view that there is value in the European market, both as a result of the relative spread pick-up for what we viewed as a similar risk profile, but also due to the hedge gains that we achieved by swapping euros or sterling into U.S. dollars.

At the end of the reporting period, the energy sector comprised 13% of the Fund’s assets, down from 18% at the beginning of the period. Regarding changes in sector allocations, banking and insurance increased from 6% to 12%; telecommunications increased from 8% to 14%; and chemicals fell from 4% to 1%.

Market outlook

The rally in the global financial markets for the year to date ended in May 2019, shortly after the end of the reporting period. The trade war with China came to a head and, along with mixed economic data and increased political concerns in Europe, led to spread-widening particularly for CCC rated issues. We think that this validated our decision not to add lower-risk credits to the Fund despite their seemingly attractive spread pick-up versus their higher-quality counterparts. We also believe that market technicals in the global high-yield market also have become more challenging, with an increase in issuance and significant outflows from the asset class.

6               A bond covenant is a legally binding term of agreement between a bond issuer and a bondholder. Bond covenants are designed to protect the interests of both parties.

7               A bolt-on acquisition is a type of transaction in which the company making an acquisition merges the acquired company into a division of the acquiring entity.

Aberdeen Income Credit Strategies Fund     5

Report of the Investment Adviser (unaudited) (continued)

We believe that the market may remain volatile over the next several months, with trade issues with China seemingly more complex and an agreement becoming more difficult. Even after the recent widening in credit spreads in the global high-yield market, we do not think that valuations properly reflect the environment, particularly when we anticipate that volatility will remain elevated and there may need to be greater compensation in spreads to counterbalance that. At this point in the market cycle, we believe that additional caution is required to hold bonds of lower-quality companies. We have used the recent market strength to take profits from bond holdings that have rallied and, in our view, are less attractive. We have exited the Fund’s positions in companies for which we are incrementally more concerned about credit risk. Overall, we seek to generate positive performance in what we believe are high-quality companies with robust cash-flow profiles. However, we anticipate that there may be bouts of volatility that will allow us to purchase high-quality issues at what we deem to be attractive levels.

Loan Facility and the Use of Leverage

The Fund’s revolving credit facility with The Bank of Nova Scotia terminated on November 30, 2018. On November 30, 2018, the Fund entered into a credit agreement providing for a $85,000,000 senior secured 364-day revolving credit loan facility with BNP Paribas. The outstanding balance on the Fund’s revolving credit facility with BNP Paribas as of April 30, 2019 was $75,000,000. During the six-month period ended April 30, 2019, the Fund’s use of leverage decreased from 31.1% to 30.4% as a percentage of managed assets and the leverage amount ranged from a high of $83,000,000 to a low of $70,000,000 ending the period with a balance of 75,000,000. The Fund utilizes leverage to seek to increase the yield for its shareholders. The amounts borrowed from the Fund’s loan facility may be invested to seek return at higher rates than the rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund’s performance.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is limited in its ability to declare dividends or other distributions in the event of default under the loan facility. In the event of default under the loan facility, the lender has the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lender may be able to control the liquidation as well. The loan facility has a term of 364 days and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the Investment Company Act of 1940, as amended. The covenants or guidelines could impede the Fund’s investment adviser or sub-adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. The covenants also include a requirement that the Fund maintain net assets of no less than $100,000,000.

Prices and availability of leverage are volatile in the current market environment. The Board of Trustees regularly reviews the use of leverage by the Fund and may explore other forms of leverage.

Risk Considerations

Past performance is not an indication of future results. International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods; these risks are generally heightened for emerging market investments.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

The performance of the global high-yield market is measured by the ICE Bofa ML Global High Yield Constrained Index, which tracks the

6     Aberdeen Income Credit Strategies Fund

Report of the Investment Adviser (unaudited) (concluded)

performance of U.S. dollar-, Canadian dollar-, euro- and sterling-denominated, below-investment-grade corporate debt publicly issued in the major domestic or eurobond markets. CCC rated credit is represented by the BofA ML CCC & Lower U.S. High Yield Constrained Index; BB rated credit is represented by the ICE BofA ML BB US High Yield Constrained Index; B rated credit is represented by the ICE BofA ML Single-B US High Yield Constrained Index; European high yield is represented by the ICE BofA ML Euro High Yield Constrained Index.

All indices are hedged to U.S. dollars.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Aberdeen Asset Managers Limited

Aberdeen Income Credit Strategies Fund     7

Total Investment Returns (unaudited)

The following table summarizes the average annual Fund performance for the six-month, 1-year, 3-year, 5-year and since inception periods as of April 30, 2019.

	6 Months	1 Year	3 Years	5 Years	Since Inception (January 27, 2011)
Net Asset Value (NAV)	-0.9%	-3.1%	10.4%	3.7%	5.6%
Market Value	3.4%	2.4%	14.8%	4.6%	4.6%

Aberdeen Asset Managers Limited and Aberdeen Standard Investments Inc. (formerly Aberdeen Asset Management Inc.) assumed responsibility for the management of the Fund as investment adviser and sub-adviser, respectively, on December 1, 2017. Performance prior to this date reflects the performance of an unaffiliated investment adviser. The performance above reflects fee waivers and/or expense reimbursements made by the Fund’s current and/or former investment adviser. Absent such waivers and/or reimbursements, the Fund’s returns would be lower. See Note 3 in the Notes to Financial Statements.

Returns represent past performance. Total investment return based on NAV is based on changes in the NAV of Fund Shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program. All return data at NAV includes fees and expenses charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses”. Total investment return based on market value is based on changes in the market price at which the Fund’s Shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program. The Fund’s total return is based on the reported NAV or market price, as applicable, at the financial reporting period end. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenacp.com or by calling 800-522-5465.

The annualized net operating expense ratio, excluding fee waivers, based on the six-month period ended April 30, 2019 was 3.96%. The annualized net operating expense ratio, net of fee waivers, based on the six-month period ended April 30, 2019 was 3.80%. The annualized net operating expense ratio, excluding interest expense, commitment fee and loan servicing fees and net of fee waivers, based on the six-month period ended April 30, 2019 was 2.21%

8      Aberdeen Income Credit Strategies Fund

Portfolio Composition (unaudited)

Quality of Investments(1)

The Fund did not hold any securities that were rated BBB/Baa as of the reporting period. The table below shows the asset quality of the Fund’s portfolio as of April 30, 2019 compared to October 31, 2018 and April 30, 2018:

	BB/Ba*	B*					NR**
Date	%	%	CCC*	CC*	C*	D*	%
April 30, 2019	19	41	39	1	0	0	0
October 31, 2018	3	51	41	3	2	0	0
April 30, 2018	0	37	52	6	0	0	5

*                   Below investment grade

**              Not Rated

(1)     For financial reporting purposes, credit quality ratings shown above reflect the lowest rating assigned by either Standard & Poor’s or Moody’s, if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change. The Investment Manager evaluates the credit quality of unrated investments based upon, but not limited to, credit ratings for similar investments.

Geographic Composition

The table below shows the geographical composition (with U.S. Dollar-denominated bonds issued by foreign issuers allocated into country of issuance) of the Fund’s total investments as of April 30, 2019 compared to October 31, 2018 and April 30, 2018:

	Europe	United Kingdom	United States	Africa	Caribbean	Middle East	Canada	Asia
Date	%	%	%	%	%	%	%	%
April 30, 2019	32	32	27	4	2	2	1	0
October 31, 2018	31	24	39	4	2	0	0	0
April 30, 2018	27	17	51	1	2	1	0	1

Maturity Composition

As of April 30, 2019, the average maturity of the Fund’s total investments was 7.2 years, compared with 4.7 years at October 31, 2019 and 4.6 years at April 30, 2018. The table below shows the maturity composition of the Fund’s investments as of April 30, 2019 compared to October 31, 2018 and April 30, 2018:

	Under 3 Years	3 to 5 Years	5 to 10 Years	10 Years & Over
Date	%	%	%	%
April 30, 2019	22	35	31	12
October 31, 2018	40	25	31	4
April 30, 2018	22	41	37	0

Aberdeen Income Credit Strategies Fund     9

Portfolio Composition (unaudited) (concluded)

Industry

The following table summarizes the composition of the Fund’s portfolio, expressed as a percentage of market value. The industries listed below may include more than one industry group. As of April 30, 2019, the Fund did not have more than 25% of its assets invested in any single industry or industry group.

Sectors	As a Percentage of Market Value
Financials	22.7%
Consumer Discretionary	20.7%
Telecommunication Services	13.7%
Energy	12.4%
Health Care	10.6%
Materials	5.7%
Industrials	5.4%
Information Technology	4.0%
Capital Goods	1.5%
Consumer Staples	0.5%
Utilities	0.1%
Other	0.1%
Cash	2.6%
100.0%

10     Aberdeen Income Credit Strategies Fund

Portfolio of Investments (unaudited)

As of April 30, 2019

Description	Principal Amount (000) or Shares		Value (US$)
COMMON STOCK—0.0%
CANADA—0.0%
Connacher Oil & Gas Ltd., Zero Coupon,(a)(b)(c)(e)	CAD	133	$ —
			—
Total Common Stocks—% (Cost $4,002,997)			—
BANK LOANS—9.2%
UNITED KINGDOM—2.8%
Seadrill Partners Finco LLC, 8.60%, 02/21/2021(d)	USD	6,110	4,868,641
UNITED STATES—6.4%
California Resources Corporation, 12.85%, 12/31/2021(d)	USD	8,330	8,553,910
La Paloma Generating Co., LLC, Zero Coupon, 02/20/2020(a)(b)(c)(e)	USD	4,000	10,000
Verifone Systems, Inc., 10.68%, 08/20/2026	USD	2,400	2,400,000
			10,963,910
Total Bank Loans—9.2% (Cost $19,517,441)			15,832,551
CORPORATE BONDS—128.2%
AUSTRALIA—0.5%
Mineral Resources Ltd., 8.13%, 05/01/2022(f)(g)	USD	865	887,230
CANADA—1.3%
Calfrac Holdings LP, 8.50%, 06/15/2021(f)(g)	USD	2,753	2,284,990
DENMARK—1.5%
Danske Bank AS (fixed rate to 06/26/2025, variable thereafter), 7.00%, 06/26/2025(f)(h)	USD	2,700	2,601,083
FRANCE—5.6%
Constantin Investissement 3 SASU, 5.38%, 04/15/2020(f)(g)	EUR	3,000	3,415,274
La Financiere Atalian SASU, 4.00%, 05/15/2020(f)(g)	EUR	423	353,668
La Financiere Atalian SASU, 5.13%, 05/15/2021(f)(g)	EUR	1,517	1,267,594
Newco GB SAS, 8.00%, 12/15/2019(f)(g)(i)	EUR	1,656	1,922,564
Societe Generale SA (fixed rate to 12/18/2023, variable thereafter), 7.88%, 12/18/2023(f)(h)	USD	2,500	2,637,500
			9,596,600
GERMANY—1.4%
Deutsche Bank AG (fixed rate to 12/01/2027, variable thereafter), 4.88%, 12/01/2027(g)	USD	2,800	2,393,888
GREECE—0.1%
Intralot Capital Luxembourg SA, 5.25%, 09/15/2020(f)(g)	EUR	187	105,691
ISRAEL—1.7%
Teva Pharmaceutical Finance Netherlands II BV, 4.50%, 12/01/2024(g)	EUR	2,400	2,830,633
ITALY—1.7%
Telecom Italia Finance SA, 7.75%, 01/24/2033	EUR	2,000	2,922,801
JAMAICA—2.4%
Digicel Group One Ltd., 8.25%, 12/30/2022	USD	3,988	2,626,098
Digicel Group Two Ltd., 8.25%, 09/30/2020(f)(g)	USD	3,762	1,467,180
			4,093,278

Aberdeen Income Credit Strategies Fund     11

Portfolio of Investments (unaudited) (continued)

As of April 30, 2019

Description	Principal Amount (000) or Shares		Value (US$)
CORPORATE BONDS (continued)
JERSEY—3.9%
Newday Bondco PLC, 7.38%, 02/01/2020(f)(g)	GBP	5,300	$ 6,641,851
LUXEMBOURG—15.5%
Altice Luxembourg SA, 7.63%, 02/15/2020(f)(g)	USD	3,000	2,827,500
Altice Luxembourg SA, 7.75%, 05/31/2019(f)(g)	USD	7,854	8,001,263
ARD Finance SA, 6.63%, 09/15/2019(g)(i)	EUR	3,975	4,521,502
DEA Finance SA, 7.50%, 05/01/2019(f)(g)	EUR	2,500	2,909,151
Hercule Debtco Sarl, 6.75%, 02/15/2020(f)(g)(i)	EUR	701	750,616
Kleopatra Holdings 1 SCA, 8.50%, 07/15/2019(f)(g)(i)	EUR	1,465	837,959
Matterhorn Telecom Holding SA, 4.88%, 05/10/2019(f)(g)	EUR	3,300	3,727,191
Monitchem HoldCo 2 SA, 6.88%, 05/10/2019(f)(g)	EUR	2,776	2,955,643
			26,530,825
NETHERLANDS—3.0%
Maxeda DIY Holding BV, 6.13%, 07/15/2019(f)(g)	EUR	2,575	2,873,681
UPCB Finance VII Ltd., 3.63%, 06/15/2022(f)(g)	EUR	2,000	2,352,557
			5,226,238
NIGERIA—1.8%
IHS Netherlands Holdco BV, 9.50%, 05/31/2019(f)(g)	USD	3,000	3,105,486
PANAMA—0.7%
C&W Senior Financing DAC, 6.88%, 09/15/2022(f)(g)	USD	1,226	1,227,214
SPAIN—4.6%
Aldesa Financial Services SA, 7.25%, 05/30/2019(f)(g)	EUR	3,500	2,800,917
Cirsa Finance International Sarl, 7.88%, 06/20/2020(f)(g)	USD	1,000	1,035,142
Codere Finance 2 Luxembourg SA, 7.63%, 05/31/2019(f)(g)	USD	4,350	4,041,533
			7,877,592
SWEDEN—5.0%
Unilabs Subholding AB, 5.75%, 05/15/2020(f)(g)	EUR	5,300	6,002,430
Verisure Midholding AB, 5.75%, 12/01/2019(f)(g)	EUR	2,200	2,532,688
			8,535,118
TURKEY—0.2%
Turkiye Garanti Bankasi, 5.88%, 03/16/2023(f)	USD	403	376,503
UKRAINE—1.7%
Metinvest BV, 8.50%, 01/23/2026(f)(g)	USD	3,000	2,946,000
UNITED KINGDOM—41.1%
Amigo Luxembourg SA, 7.63%, 01/15/2020(f)(g)	GBP	890	1,157,342
Arrow Global Finance PLC, 5.13%, 09/15/2019(f)(g)	GBP	4,000	5,101,249
Cabot Financial Luxembourg SA, 6.50%, 05/10/2019(f)(g)	GBP	1,000	1,302,175
Cabot Financial Luxembourg SA, 7.50%, 10/01/2019(f)(g)	GBP	1,000	1,322,507
Corral Petroleum Holdings AB, 11.75%, 05/15/2019(f)(g)(i)	EUR	4,000	4,752,536
CYBG PLC, (fixed rate to 12/08/2022, variable thereafter), 8.00%, 12/08/2022(f)(h)	GBP	7,000	9,043,933
Galaxy Finco Ltd., 7.88%, 05/30/2019(f)(g)	GBP	2,000	2,536,280
KCA Deutag UK Finance PLC, 9.63%, 04/01/2020(f)(g)	USD	2,487	2,120,167

12     Aberdeen Income Credit Strategies Fund

Portfolio of Investments (unaudited) (continued)

As of April 30, 2019

Description	Principal Amount (000) or Shares		Value (US$)
CORPORATE BONDS (continued)
UNITED KINGDOM (continued)
Matalan Finance PLC, 6.75%, 01/31/2020(f)(g)	GBP	2,200	$ 2,835,236
Matalan Finance PLC, 9.50%, 01/31/2021(f)(g)	GBP	2,000	2,430,583
Mizzen Bondco Ltd., 7.00%, 05/29/2019(f)(g)	GBP	4,514	5,679,486
Pinnacle Bidco PLC, 6.38%, 02/15/2021(f)(g)	GBP	2,475	3,404,908
RAC Bond Co. PLC, 5.00%, 07/14/2019(f)(g)	GBP	3,200	3,878,585
Royal Bank of Scotland Group PLC (fixed rate to 09/30/2031, variable rate thereafter), 7.65%, 09/30/2031(h)	USD	1,500	1,898,790
Royal Bank of Scotland Group PLC, (fixed rate to 08/15/2021, variable rate thereafter), 8.63%, 08/15/2021(h)	USD	2,500	2,687,500
Santander UK Group Holdings PLC (fixed rate to 06/24/2024, variable rate thereafter), 6.75%, 06/24/2024(f)(h)	GBP	2,000	2,715,581
Shop Direct Funding PLC, 7.75%, 11/15/2019(f)(g)	GBP	2,500	3,046,500
Virgin Media Secured Finance PLC, 5.13%, 01/15/2020(f)(g)	GBP	2,750	3,692,720
Vodafone Group PLC, 6.25%, 10/03/2078	USD	5,000	5,031,350
Voyage Care BondCo PLC, 10.00%, 11/01/2019(f)(g)	GBP	4,900	5,911,442
			70,548,870
UNITED STATES—30.8%
Adient Global Holdings Ltd., 3.50%, 05/15/2024(f)(g)	EUR	1,980	1,914,747
AMC Entertainment Holdings, Inc., 6.38%, 11/15/2019(g)	GBP	2,000	2,607,635
Ascend Learning LLC, 6.88%, 08/01/2020(f)(g)	USD	859	872,959
Avantor, Inc., 9.00%, 10/01/2020(f)(g)	USD	1,700	1,848,750
Banff Merger Sub, Inc., 8.38%, 09/01/2021(f)(g)	EUR	3,000	3,422,447
Bausch Health Cos. Inc., 4.50%, 05/30/2019(f)(g)	EUR	3,000	3,393,551
California Resources Corp., 8.00%, 05/31/2019(f)(g)	USD	3,009	2,286,840
Colfax Corp., 6.38%, 02/15/2022(f)(g)	USD	2,596	2,748,515
CommScope, Inc., 8.25%, 03/01/2022(f)(g)	USD	1,181	1,275,480
Consolidated Communications, Inc., 6.50%, 05/31/2019(g)	USD	3,800	3,605,250
Diamond BC BV, 5.63%, 08/15/2020(f)(g)	EUR	1,150	1,236,957
Dresdner Funding Trust I, 8.15%, 06/30/2029(f)(g)	USD	1,000	1,280,000
Exela Intermediate LLC / Exela Finance, Inc., 10.00%, 07/15/2020(f)(g)	USD	2,376	2,396,030
General Motors Financial Co., Inc., (fixed rate to 09/30/2027, variable rate thereafter), 5.75%, 09/30/2027(h)	USD	4,045	3,782,075
Getty Images, Inc., 9.75%, 03/01/2022(f)(g)	USD	2,138	2,175,415
Moss Creek Resources Holdings, Inc., 7.50%, 01/15/2021(f)(g)	USD	1,375	1,258,125
Moss Creek Resources Holdings, Inc., 10.50%, 05/15/2022(f)(g)	USD	548	561,700
Netflix, Inc., 3.88%, 11/15/2029(f)	EUR	500	574,142
Netflix, Inc., 4.63%, 05/15/2029(f)	EUR	2,000	2,441,747
Qwest Capital Funding, Inc., 6.88%, 07/15/2028	USD	1,060	975,200
Qwest Capital Funding, Inc., 7.75%, 02/15/2031	USD	915	841,800
Rite Aid Corp., 6.13%, 05/31/2019(f)(g)	USD	1,500	1,275,000
Sanchez Energy Corp., 6.13%, 05/31/2019(g)	USD	3,700	494,875
Staples, Inc., 7.50%, 04/15/2022(f)(g)	USD	1,490	1,492,794
Staples, Inc., 10.75%, 04/15/2022(f)(g)	USD	735	746,944
Superior Industries International, Inc., 6.00%, 06/15/2020(f)(g)	EUR	3,600	3,673,798
Surgery Center Holdings, Inc., 6.75%, 07/01/2020(f)(g)	USD	278	258,540
Tenet Healthcare Corp., 6.88%, 11/15/2031	USD	1,910	1,776,300
WMG Acquisition Corp., 3.63%, 10/15/2021(f)(g)	EUR	1,349	1,572,713
			52,790,329

Aberdeen Income Credit Strategies Fund     13

Portfolio of Investments (unaudited) (continued)

As of April 30, 2019

Description	Principal Amount (000) or Shares		Value (US$)
CORPORATE BONDS (continued)
ZAMBIA—3.7%
First Quantum Minerals Ltd., 6.88%, 03/01/2021(f)(g)	USD	6,500	$ 6,085,625
First Quantum Minerals Ltd., 7.00%, 05/31/2019(f)(g)	USD	303	308,492
			6,394,117
Total Corporate Bonds—128.2% (Cost $230,598,316)			219,916,337
Shares or Principal Amount	Description		Value
SHORT-TERM INVESTMENT—1.9%
UNITED STATES—1.9%
3,326,657	State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.37%(j)		$ 3,326,657
	Total Short-Term Investment—1.9% (cost $3,326,657)		3,326,657
	Total Investments—139.3% (cost $257,445,411)(k)		239,075,545
	Liabilities in excess of other assets—(39.3)%		(67,472,135)
	Net Assets—100.0%		$ 171,603,410

(a)         Illiquid security.

(b)        Non-Income Producing Security.

(c)         Level 3 security. This security was fair valued by the Fund’s pricing committee as approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements.

(d)        Variable Rate Instrument. The rate shown is based on the latest available information as of April 30, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(e)         Security is in default.

(f)           Denotes a security issued under Regulation S or Rule 144A.

(g)        The maturity date presented for these instruments represents the next call/put date.

(h)         Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely. The maturity date presented for these instruments represents the next call/put date.

(i)             Payment-in-kind. This is a type of bond that pays interest in additional bonds rather than in cash.

(j)             Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2019.

(k)         See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

CAD    Canadian Dollar

EUR    Euro Currency

GBP    British Pound Sterling

USD    U.S. Dollar

14     Aberdeen Income Credit Strategies Fund

Portfolio of Investments (unaudited) (concluded)

As of April 30, 2019

At April 30, 2019, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
British Pound/United States Dollar
05/16/2019	Citibank N.A.	GBP	1,005,000	USD	1,298,683	$1,311,499	$12,816
Euro/United States Dollar
05/16/2019	Royal Bank of Canada (UK)	EUR	410,000	USD	459,444	460,377	933
05/16/2019	UBS AG	EUR	2,199,000	USD	2,462,468	2,469,190	6,722
						$4,241,066	$20,471

Sale Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/British Pound
05/16/2019	Royal Bank of Canada (UK)	USD	58,939,669	GBP	44,656,000	$58,274,929	$664,740
05/16/2019	UBS AG	USD	6,287,249	GBP	4,827,000	6,299,111	(11,862)
United States Dollar/Euro
05/16/2019	Citibank N.A.	USD	34,837,160	EUR	30,905,000	34,702,287	134,873
05/16/2019	UBS AG	USD	37,424,063	EUR	33,207,000	37,287,133	136,930
						$136,563,460	$924,681
Total unrealized appreciation on open forward foreign currency exchange contracts							$957,014
Total unrealized depreciation on open forward foreign currency exchange contracts							(11,862)

* Certain contracts with different trade dates and like characteristics have been shown net.

See Notes to Financial Statements.

Aberdeen Income Credit Strategies Fund     15

Statement of Assets and Liabilities (unaudited)

As of April 30, 2019

Assets:

Investments, at value (cost $254,118,754)	$235,748,888
Short-term investments, at value (cost $3,326,657)	3,326,657
Cash	2,498,835
Interest and dividends receivable	4,576,994
Receivable for investments sold	2,153,690
Unrealized appreciation on forward foreign currency exchange contracts	957,014
Prepaid expenses	34,601
Total assets	249,296,679

Liabilities:
Bank loan payable (Note 7)	75,000,000
Due to custodian	1,850,115
Payable for investments purchased	548,000
Investment advisory fees payable (Note 3)	232,938
Administration fees payable (Note 3)	25,076
Unrealized depreciation on forward foreign currency exchange contracts	11,862
Interest payable on bank loan	9,085
Investor relations fees payable (Note 3)	4,076
Other accrued expenses	12,117
Total liabilities	77,693,269

Net Assets	$171,603,410

Composition of Net Assets:
Common stock (par value $0.01 per share) (Note 5)	$13,074
Paid-in capital in excess of par	225,997,328
Distributable accumulated loss	(54,406,992)
Net Assets	$171,603,410
Net asset value per share based on 13,074,072 shares issued and outstanding	$13.13	(a)

(a)    The NAV shown above differs from the traded NAV on April 30, 2019 due to financial statement rounding and/or financial statement adjustments.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

16     Aberdeen Income Credit Strategies Fund

Statement of Operations (unaudited)

For the Six-Month Period Ended April 30, 2019

Net Investment Income:

Income
Interest income	$10,752,049
Total Investment Income	10,752,049
Expenses:
Investment advisory fee (Note 3)	1,472,631
Administration fee (Note 3)	150,017
Trustee fees	95,115
Legal fees and expenses	57,045
Independent auditors’ fees and expenses	42,729
Custodian’s fees and expenses	40,263
Investor relations fees and expenses (Note 3)	33,660
Reports to shareholders and proxy solicitation	32,703
Insurance expense	32,330
Transfer agent’s fees and expenses	4,606
Miscellaneous	29,849
Total expenses before reimbursed/waived expenses	1,990,948
Interest expense and commitment fee on credit facility (Note 7)	1,326,650
Total operating expenses before reimbursed/waived expenses	3,317,598
Investment adviser waiver (Note 3)	(137,467)
Net expenses	3,180,131

Net Investment Income	7,571,918

Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:

Net realized gain/(loss) from:
Investments transactions	(29,371,559)
Forward foreign currency exchange contracts	2,877,251
Foreign currency transactions	(90,026)
(26,584,334)

Net change in unrealized appreciation/(depreciation) on:
Investment transactions	17,373,972
Forward foreign currency exchange contracts	(1,456,618)
Foreign currency translation	83,340
16,000,694
Net (loss) from investments and foreign currency transactions	(10,583,640)
Net Decrease in Net Assets Resulting from Operations	$(3,011,722)

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Income Credit Strategies Fund     17

Statements of Changes in Net Assets

	For the Six-Month Period Ended April 30, 2019 (unaudited)	For the Year Ended October 31, 2018

Increase/(decrease) in net assets:

Operations:
Net investment income	$7,571,918	$20,270,295
Net realized gain/(loss) from investments, forward foreign currency exchange contracts and foreign currency transactions	(26,584,334)	16,317,793
Net change in unrealized appreciation/(depreciation) on investments, forward foreign currency exchange contracts and foreign currency transactions	16,000,694	(33,107,474)
Net increase/(decrease) in net assets resulting from operations	(3,011,722)	3,480,614

Distributions to shareholders from:
Distributable earnings	(9,413,332)	(18,826,664)
Net decrease in net assets from distributions	(9,413,332)	(18,826,664)
Change in net assets resulting from operations	(12,425,054)	(15,346,050)
Net assets:
Beginning of period	184,028,464	199,374,514
End of period	$171,603,410	$184,028,464

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

18     Aberdeen Income Credit Strategies Fund

Statement of Cash Flows

For the Six-Month Period Ended April 30, 2019

Cash Flows from Operating Activities
Net decrease in net assets resulting from operations	$(3,011,722)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(125,257,931)
Investments sold and principal repayments	119,100,155
Increase in short-term investments, excluding foreign government securities	14,477,278
Net amortization/accretion of premium (discount)	(1,326,651)
Decrease in cash collateral held at broker	–
Increase in interest receivable	873,229
Net unrealized (appreciation) depreciation on forward foreign exchange contracts	1,456,618
Increase in prepaid expenses	1,430
Increase in interest payable on bank loan	(199,912)
Decrease in accrued investment advisory fee	(31,025)
Decrease in accrued expenses	(229,118)
Decrease bank loan payable	(8,000,000)
Net realized loss from investments in securities sold short	–
Net change in unrealized (appreciation) depreciation from investments in securities sold short	–
Net change in unrealized appreciation from investments	(17,373,972)
Net change in unrealized appreciation from foreign currency translations	(83,340)
Net realized gain on investments in securities	29,371,559
Net realized loss on foreign currency transactions	–
Net cash provided by operating activities	9,766,598

Cash Flows from Financing Activities
Decrease in payable due to custodian	1,850,115
Distributions paid to shareholders	(9,413,332)
Net cash used in financing activities	$(7,563,217)
Effect of exchange rate on cash	(3,362)
Net change in cash	2,200,019
Cash at beginning of period	298,816
Cash at end of period	$2,498,835

Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowings:	$1,526,5620

See Notes to Financial Statements.

Aberdeen Income Credit Strategies Fund     19

Financial Highlights

	For the Six-Month Period Ended April 30, 2019		For the Fiscal Years Ended October 31,
	(unaudited)		2018	2017	2016	2015	2014
PER SHARE OPERATING PERFORMANCE(a):
Net asset value per common share, beginning of period	$14.08		$15.25	$14.63	$14.91	$18.04	$18.63
Net investment income	0.58		1.55	1.49	1.46	1.48	1.57
Net realized and unrealized gains/(losses) on investments, interest rate swaps, futures contracts and foreign currency transactions	(0.81)		(1.28)	0.57	(0.30)	(2.76)	(0.55)
Total from investment operations applicable to common shareholders	(0.23)		0.27	2.06	1.16	(1.28)	1.02
Distributions to common shareholders from:
Net investment income	(0.72)		(1.44)	(1.44)	(1.31)	(1.59)	(1.54)
Net realized gains	–		–	–	–	(0.26)	(0.07)
Tax return of capital	–		–	–	(0.13)	–	–
Total distributions	(0.72)		(1.44)	(1.44)	(1.44)	(1.85)	(1.61)
Net asset value per common share, end of period	$13.13		$14.08	$15.25	$14.63	$14.91	$18.04
Market value, end of period	$12.74		$13.09	$14.62	$12.60	$13.09	$16.35

Total Investment Return Based on(b):
Market value	3.36%		(0.75% )	28.39%	8.75%	(9.29% )	4.24%
Net asset value	(0.97%	)(c)	2.34%	15.34%	10.86%	(6.36% )	6.19%
Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of period (000 omitted)	$171,603		$184,028	$199,375	$191,323	$194,937	$235,813
Average net assets applicable to common shareholders (000 omitted)	$168,774		$195,965	$198,723	$175,817	$213,105	$246,204
Net operating expenses, net of fee waivers/recoupments	3.80%	(d)	3.49%	3.15%	3.04%	2.86%	2.89%
Net operating expenses, excluding fee waivers/recoupments	3.96%	(d)	3.55%	3.13%	3.06%	2.80%	2.77%
Net operating expenses, net of fee waivers/recoupment, excluding interest expense, commitment fee and loan servicing fees	2.21%	(d)	2.24%	2.26%	2.33%	2.32%	2.27%
Net investment income	9.05%	(d)	10.34%	9.78%	10.88%	9.07%	8.31%
Portfolio turnover	49%	(f)	103%	95%	95%	56%	48%
Senior securities (loan facility) outstanding (000 omitted)	$75,000		$83,000	$83,000	$83,000	$90,000	$100,000
Asset coverage per $1,000 on revolving credit facility at period end(e)	$3,288		$3,217	$3,402	$3,305	$3,166	$3,358

(a)      Based on average shares outstanding.

(b)  Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

(c)  The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

(d)     Annualized.

(e)      Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, for investment purposes by the amount of the Revolving Credit Facility.

(f)        Not annualized.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

20     Aberdeen Income Credit Strategies Fund

Notes to Financial Statements (unaudited)

April 30, 2019

1. Organization

Aberdeen Income Credit Strategies Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company. The Fund is diversified for purposes of 1940 Act. Pursuant to guidance from the Securities and Exchange Commission, the Fund’s classification changed from a non-diversified fund to a diversified fund. As a result of this classification change, the Fund is limited in the proportion of its assets that may be invested in the securities of a single issuer. The Fund’s primary investment objective is to seek a high level of current income, with a secondary objective of capital appreciation. The Fund commenced operations on January 27, 2011.

2. Summary of Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3 the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider approved by the Board. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size and the strategies employed by the Fund’s investment adviser generally trade in round lot sizes. In certain circumstances, some trades may occur in smaller “odd lot” sizes which may be effected at lower or higher prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at amortized cost, if it represents the best approximation of fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund; a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, which has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value (“NAV”). Registered investment companies are valued at their net asset value as reported by such company. Generally, these investment types are categorized as Level 1 investments.

Senior loans are valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institutional-size trading in similar groups of securities and other market data.

Derivative instruments are valued at fair value. Exchange traded futures are generally Level 1 investments and centrally cleared swaps and forwards are generally Level 2 investments. Forward foreign currency contracts are generally valued based on the bid price of the forward rates

Aberdeen Income Credit Strategies Fund     21

Notes to Financial Statements (unaudited) (continued)

April 30, 2019

and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9- and 12- month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Futures contracts are valued at the settlement price or at the last bid price if no settlement price is available. Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which they trade closed before the “Valuation Time”), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the

Board. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern Time). A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs
Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.
Forward foreign currency contracts	Forward exchange rate quotations.

The following is a summary of the inputs used as of April 30, 2019 in valuing the Fund’s investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1 – Quoted Prices ($)	Level 2 – Other Significant Observable Inputs ($)	Level 3 – Significant Unobservable Inputs ($)		Total ($)
Investments in Securities
Fixed Income Investments
Bank Loans	$–	$15,822,551	$10,000		$15,832,551
Corporate Bonds	–	219,916,337	–		219,916,337
Common Stock	–	–	–	(1)	–
Total Fixed Income Investments	–	235,738,888	10,000		235,748,888
Short-Term Investment	3,326,657	–	–		3,326,657
Total Investments	$3,326,657	$235,738,888	$10,000		$239,075,545
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$–	$957,014	$–		$957,014
Total Assets	$3,326,657	$236,695,902	$10,000		$240,032,559
Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$–	$(11,862)	$–		$(11,862)
Other Financial Instruments

Amounts listed as “–” are $0 or round to $0.

(1) Represents a security that is fair valued at zero pursuant to procedures approved by the Fund’s Board of Trustees.

22     Aberdeen Income Credit Strategies Fund

Notes to Financial Statements (unaudited) (continued)

April 30, 2019

For the six-month period ended April 30, 2019, there were no significant changes to the fair valuation methodologies. Level 3 investments held, at the beginning, during and at the end of the six-month period in relation to net assets were not significant (less than 0.006% of total net assets) and accordingly, a reconciliation determined of Level 3 assets for the six-month period ended April 30, 2019 is not presented. The valuation technique used at April 30, 2019 was a valuation by the Fund’s Pricing Committee.

b. Restricted Securities:

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.

c. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)        market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and

(ii)     purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund’s books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. The net realized and unrealized foreign exchange gain/(loss) shown in the composition of net assets represents foreign exchange gain/(loss) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

d. Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage the Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to a particular benchmark or index. The use of forward contracts allows for the separation of investment decision-making between foreign exchange holdings and their currencies. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or from unanticipated movements in exchange rates. During the six-month period ended April 30, 2019, the Fund used forward contracts to hedge its currency exposure.

Aberdeen Income Credit Strategies Fund     23

Notes to Financial Statements (unaudited) (continued)

April 30, 2019

While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving a desired hedge, which will expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risk that a counterparty to such contracts may default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the market price at the time of the default.

Summary of Derivative Instruments:

The Fund may use derivatives for various purposes as noted above. The following is a summary of the fair value of derivative instruments, not accounted for as hedging instruments, as of April 30, 2019:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Forward foreign currency exchange contracts (foreign exchange risk)	Unrealized appreciation on forward foreign currency exchange contracts	$957,014	Unrealized depreciation on forward foreign currency exchange contracts	$11,862
Total		$957,014		$11,862

The Fund has transactions that may be subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities as of April 30, 2019 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
Description	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received(1)	Net Amount(3)	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged(1)	Net Amount(3)
	Assets				Liabilities
Forward foreign currency(2)
Citibank N.A.	$147,689	$–	$–	$147,689	$–	$–	$–	$–
ROYAL BANK OF CANADA (UK)	665,673	–	–	665,673	–	–	–	–
UBS AG	143,652	(11,862)	–	131,790	11,862	(11,862)	–	–

(1)    In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

(2)    Includes financial instrument which are not subject to a master netting arrangement across funds, or another similar arrangement.

(3)    Net amounts represent the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.

24     Aberdeen Income Credit Strategies Fund

Notes to Financial Statements (unaudited) (continued)

April 30, 2019

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2019:

	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Forward foreign currency exchange contracts (foreign exchange risk)	Realized/Unrealized Gain/(Loss) from Forward foreign exchange rate contracts	$2,877,251	$(1,456,618)
Total		$2,877,251	$(1,456,618)

Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the six-month period ended April 30, 2019. The table below summarizes the weighted average values of derivatives holdings for the Fund during the six-month period ended April 30, 2019.

Derivative	Average Notional Value
Purchase Forward Foreign Currency Contracts	$139,293,305
Sale Forward Foreign Currency Contracts	$146,392,481

The Fund values derivatives at fair value, as described in the results of operations. Accordingly, the Fund does not follow hedge accounting even for derivatives employed as economic hedges.

e. Bank Loans:

The Fund may invest in bank loans. Bank loans include floating and fixed-rate debt obligations. Floating rate loans are debt obligations issued by companies or other entities with floating interest rates that reset periodically. Bank loans may include, but are not limited to, term loans, delayed funding loans, bridge loans and revolving credit facilities. Loan interest will primarily take the form of assignments purchased in the primary or secondary market but may include participations. Floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender’s portion of the floating rate loan.

The Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowings in which the Fund agrees to make loans up to a maximum amount upon demand by the borrowing issuer for a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrowing issuer repays the loan, an amount equal to the repayment is again made available to the borrowing issuer under the facility. The borrowing issuer may at any time borrow and repay amounts so long as, in the aggregate, at any given time the amount borrowed does not exceed the maximum amount established by the loan agreement. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.

See “Bank Loan Risk” under “Portfolio Investment Risks” for information regarding the risks associated with an investment in bank loans.

f. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and foreign currency transactions are calculated on the identified cost basis. Interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as a Fund acquires information regarding such dividends or corporate actions.

Aberdeen Income Credit Strategies Fund     25

Notes to Financial Statements (unaudited) (continued)

April 30, 2019

g. Distributions:

The Fund intends to make regular monthly distributions of net investment income to holders of Common Shares. The Fund expects to pay its Common Shareholders annually all or substantially all of its investment company taxable income. In addition, at least annually, the Fund intends to distribute all or substantially all of its net capital gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are ordinary income for tax purposes. Distributions to Common Shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes they are reported to shareholders as return of capital.

h. Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the IRC, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2018 are subject to such review.

i. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.

j. Cash Flow Information:

The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency but does not include cash in segregated accounts for forward foreign currency contracts because it is designated as collateral.

k. Unfunded Loan Commitments:

The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Schedule of Investments. At April 30, 2019 the Fund held one outstanding unfunded loan commitment

3. Agreements and Transactions with Affiliates

a. Investment Adviser:

Aberdeen Asset Managers Limited (“AAML” or the “Investment Adviser”) serves as investment adviser to the Fund and Aberdeen Standard Investments Inc. (“ASII” or the “Sub-Adviser”) serves as the sub-adviser, pursuant to an advisory agreement and a sub-advisory agreement, respectively. The Investment Adviser and the Sub-Adviser (collectively, the “Advisers”) are indirect wholly-owned subsidiaries of Standard Life Aberdeen plc.

For its services, AAML receives fees at an annual rate of: (i) 1.25% of the Fund’s average daily Managed Assets. Managed Assets is defined in the investment advisory agreement as total assets of the Fund (including any assets attributable to money borrowed for investment purposes, including proceeds from (and assets subject to) reverse repurchase agreements, any credit facility and any issuance of preferred shares or notes) minus the sum of the Fund’s accrued liabilities (other than Fund liabilities incurred for the purpose of leverage). For the six-month period ended April 30, 2019, AAML earned a gross advisory fee of $1,500,175.

AAML entered into a written contract (the “Expense Limitation Agreement”) with the Fund that is effective through December 1, 2019. The Expense Limitation Agreement limits the Fund’s “Other Expenses” (excluding any interest, taxes, brokerage fees, short sale dividend and interest expenses and non-routine expenses) from exceeding 0.45% of the average daily assets of the Fund on an annualized basis. Through April 30, 2019, AAML waived and assumed a total of $165,011 of the Fund’s other expenses. AAML may request and receive reimbursement of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement as of a date not more than

26     Aberdeen Income Credit Strategies Fund

Notes to Financial Statements (unaudited) (continued)

April 30, 2019

three years after the date when AAML limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause the Fund to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by AAML (the “Reimbursement Requirements”).

As of April 30, 2019 to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements to AAML for the Fund, based on expenses reimbursed by AAML, including adjustments described above, would be:

Amount Fiscal Year 2018 (Expires 10/31/21)	Amount Six Months Period 2019 (Expires 4/30/22)	Total*
$285,604	$137,467	$423,071

* Amounts reported are due to expire throughout the respective 3-year expiration period presented above.

b. Fund Administration:

ASII, is the Fund’s administrator, pursuant to an agreement under which ASII receives a fee, payable monthly by the Fund, at an annual fee rate of 0.125% of the Fund’s average weekly Managed Assets up to $1 billion, 0.10% of the Fund’s average weekly Managed Assets between $1 billion and $2 billion, and 0.075% of the Fund’s average weekly Managed Assets in excess of $2 billion. For the six-month period ended April 30, 2019, ASII earned $150,017 from the Fund for administration services.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement approved by the Fund’s Board on June 12, 2018, ASII provides and pays third parties to provide investor relations services to the Fund and certain other funds advised by AAML or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by ASII so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by ASII.

Pursuant to the terms of the Investor Relations Services Agreement, ASII (or third parties engaged by ASII), among other things, provides objective and timely information to stockholders based on publicly available information; provides information efficiently through the use of technology while offering stockholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the six-month period ended April 30, 2019, the Fund incurred investor relations fees of approximately $33,660. For the six-month period ended April 30, 2019, ASII did not contribute to the investor relations fees for the Fund because the Fund’s contribution was below 0.05% of the Fund’s average weekly net assets on an annual basis.

d. Purchase/Sale Transactions Between Affiliates:

The Fund is permitted to buy or sell securities with funds that have a common investment adviser (or investment advisers which are affiliates) under specific procedures which have been approved by the Board of Trustees of the Fund. The procedures are designed to satisfy the requirements of Rule 17a-7 of the 1940 Act (“Rule 17a-7”). During the six-month period ended April 30, 2019, the Fund engaged in purchases of securities pursuant to Rule 17a-7 for the amount of $2,622,757.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended April 30, 2019, were $118,903,014 and $112,957,867, respectively.

5. Capital

The Fund is authorized to issue an unlimited number of common shares of beneficial interest at par value $0.001 per common share. As of April 30, 2019, there were 13,074,072 shares of common stock issued and outstanding.

Aberdeen Income Credit Strategies Fund     27

Notes to Financial Statements (unaudited) (continued)

April 30, 2019

6. Open Market Repurchase Program

On June 12, 2018, the Board approved a share repurchase program (“Program”) for the Fund. The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund’s Investment Adviser and subject to market conditions and investment considerations. Pursuant to the Program, the Fund may repurchase up to 10% of its outstanding common stock in the open market during any 12-month period. The Fund reports repurchase activity on the Fund’s website on a monthly basis. For the six-month period ended April 30, 2019, the Fund did not repurchase any shares through the Program.

7. Revolving Credit Facility

The Fund’s $100,000,000 senior secured revolving credit facility with The Bank of Nova Scotia terminated on November 30, 2018 and was replaced with an $85,000,000 senior secured 364-day revolving credit facility with BNP Paribas. Under the terms of the loan facilities and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding borrowings. For the six-months ended April 30, 2019, the outstanding balance on the Fund’s revolving credit facility with BNP Paribas was $75,000,000, and the average interest rate on the loan facility was 3.52%. The outstanding balance on the Fund’s revolving credit facility with The Bank of Nova Scotia on October 31, 2018 was $83,000,000. On November 2, 2018 and December 24, 2018, the Fund paid down $8,000,000 to The Bank of Nova Scotia and $5,000,000 to BNP Paribas, respectively. On January 31, 2019, March 29, 2019 and April 30, 2019, the Fund borrowed $3,000,000, $1,000,000 and $1,000,000 respectively on the revolving credit facility leaving outstanding balance at $75,000,000. The Board regularly reviews the use of leverage by the Fund. A more detailed description of the Fund’s leverage can be found in the Report of the Investment Adviser and the Notes to Financial Statements. The average balance for the six-months ended April 30, 2019 was $73,259,669. The interest expense is accrued on a daily basis and is payable to BNP Paribas on a monthly basis.

The amounts borrowed from the loan facility may be invested to return higher rates than the rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund’s performance.

The Fund may use leverage to the maximum extent permitted by the 1940 Act, which permits leverage to exceed 33 1/3% of the Fund’s total assets (including the amount obtained through leverage) in certain market conditions. The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of default under the loan facility, the lender has the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lender may be able to control the liquidation as well. The loan facility has a term of 364 days and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the Investment Company Act of 1940. The covenants or guidelines could impede the Adviser or Sub-Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. The covenants also include a requirement that the Fund maintain net assets of no less than $100,000,000.

8. Portfolio Investment Risks

a. Bank Loan Risk

There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns. In addition, bank loans may settle on a delayed basis, resulting in the proceeds from the sale of such loans not being readily available to make additional investments or distributions. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks or other lenders.

28     Aberdeen Income Credit Strategies Fund

Notes to Financial Statements (unaudited) (continued)

April 30, 2019

b. Credit and Market Risk

A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions. Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading.

c. High-Yield Bonds and Other Lower-Rated Securities Risk

The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

d. Interest Rate Risk

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund may be subject to a greater risk of rising interest rates due to a current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

e. Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Investment Advisers are unsuccessful.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized depreciation as of April 30, 2019 were as follows:

			Net Unrealized
Tax Basis of Investments	Appreciation	Depreciation	Depreciation
$257,445,411	$4,261,199	$(21,685,913)	$(17,424,714)

Aberdeen Income Credit Strategies Fund     29

Notes to Financial Statements (unaudited) (concluded)

April 30, 2019

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures or adjustments were required to the financial statements as of April 30, 2019 other than described below.

On May 9, 2019 and June 11, 2019, the Fund announced that it will pay on May 31, 2019 and June 28, 2019 a distribution of $0.12 per share to all shareholders of record as of May 22, 2019 and June 21, 2019, respectively.

30     Aberdeen Income Credit Strategies Fund

Summary of Dividend Reinvestment Plan (unaudited)

The Fund offers a Dividend Reinvestment Plan (the “Plan”) pursuant to which distributions of dividends and all capital gains on Common Shares are automatically reinvested in additional Common Shares, unless a Common Shareholder specifically elects to receive cash by providing the required notice to State Street Bank and Trust Company, as plan agent (the “Plan Agent”). Common Shareholders whose shares are held in the name of a broker or other nominee may have distributions reinvested only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the Plan.

The Plan Agent serves as agent for the Common Shareholders of the Fund in administering the Plan. All Common Shareholders are deemed to be participants in the Plan unless they specifically elect not to participate.

If the Fund declares an income dividend or a realized capital gains distribution payable either in the Fund’s shares or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive shares. If the market price per share (plus expected commissions) on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value unless the net asset value is less than 95% of the market price on the valuation date, in which case, shares will be issued at 95% of the market price. With respect to Common Shares credited to a participant’s account at a price below the current market price, all or a portion of the amount of the discount from such market price may be taxable to the participant as ordinary income. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the exchange on which the Fund’s shares are then listed, the next preceding trading day. If the net asset value per share exceeds the market price per share (plus expected commissions) at such time, the Plan Agent’s broker will buy the Fund’s shares in the open market, or elsewhere, with the cash in respect of the dividend or distribution, for the participants’ account on, or shortly after, the payment date. For purposes of such purchases, the Plan Agent may use an affiliated or unaffiliated broker.

In the event of a market discount on the dividend or distribution payment date, the Plan Agent’s broker will have up to 30 days after such payment date to invest the dividend or distribution amount in Common Shares acquired in open-market purchases. If, before the Plan Agent’s broker has completed its open-market purchases, the market price of a Common Share (plus expected commissions) exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Agent’s broker may exceed the net asset value of the Fund’s Common Shares, resulting in the acquisition of fewer Common Shares than if the distribution had been paid in newly issued Common Shares on the payment date. Therefore, the Plan provides that if the Plan Agent’s broker is unable to invest the full dividend or distribution amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent’s broker will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued Common Shares.

The Plan Agent maintains all Common Shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Common Shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each Common Shareholder proxy will include those Common Shares purchased or received pursuant to the Plan.

The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for Common Shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record Common Shareholder’s name and held for the account of beneficial owners who participate in the Plan. A shareholder who holds his shares through a broker or other nominee will only be eligible to participate in the Plan if it is permitted by such broker or nominee. Such shareholders will not necessarily participate automatically in the Plan, and must contact their broker or nominee for more information.

There will be no brokerage charges to Common Shareholders with respect to Common Shares issued directly by the Fund as a result of dividends or distributions payable either in Common Shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions.

Common Shareholders participating in the Plan may receive benefits not available to Common Shareholders not participating in the Plan. If the market price (plus commissions) of the Fund’s Common Shares is above their net asset value, participants in the Plan will receive Common Shares of the Fund at less than they could otherwise purchase them and will have Common Shares with a cash value greater than the value of any cash distribution they would have received on their Common Shares. If the market price plus commissions is below the net asset value, participants will receive distributions in Common Shares with a net asset value greater than the per Common Share value of any cash distribution they would have received on their Common Shares. However, there may be insufficient Common Shares available in the market to make distributions in Common Shares at prices below

Aberdeen Income Credit Strategies Fund     31

Summary of Dividend Reinvestment Plan (unaudited) (concluded)

the net asset value. Also, since the Fund does not redeem its Common Shares, the price on resale may be more or less than the net asset value.

The automatic reinvestment of dividends and distributions does not relieve participants of any income tax that may be payable on such dividends and distributions.

You may obtain additional information about the Plan by calling (877) 525-7330 or by writing to the Plan Agent at State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111.

Common Shareholders may terminate their participation in the Plan at any time by calling (877) 525-7330 or by writing to the Plan Agent at the address listed above. Such termination will be effective immediately if the participant’s notice is received and processed by the Plan Agent not less than three business days prior to any dividend or distribution payment date; otherwise such termination will be effective the first trading day after the payment for such dividend or distribution with respect to any subsequent dividend or distribution. Common Shareholders of the Fund may again elect to participate in the Plan at any time by calling (877) 525-7330 or by writing to the Plan Agent at the address listed above.

The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to participants at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination described in the paragraph, shares will be held by the Plan Agent in non-certificated form in the name of the participant. If a participant elects by notice to the Plan Agent in writing or by telephone (as described above) in advance of such termination to have the Plan Agent sell part or all of the participant’s Common Shares and to remit the proceeds to the participant, the Plan Agent is authorized to deduct brokerage commissions for such transaction from the proceeds. To sell such shares, the Plan Agent may use an affiliated or unaffiliated broker.

Upon 90 days’ notice to Plan participants, the Fund and the Plan Agent reserve the right to amend or supplement the terms and conditions of the Plan.

32     Aberdeen Income Credit Strategies Fund

Corporate Information

Trustees

P. Gerald Malone, Chairman
Nancy Yao Maasbach
John Sievwright
Randolph Takian

Officers

Christian Pittard, President
Joseph Andolina, Chief Compliance Officer and Vice President – Compliance
Jeffrey Cotton, Vice President – Compliance
Megan Kennedy, Vice President and Secretary
Andrea Melia, Treasurer and Chief Financial Officer
Alan Goodson, Vice President
Bev Hendry, Vice President
Steven Logan, Vice President
Ben Pakenham, Vice President
Lucia Sitar, Vice President
Erlend Lochan, Vice President
Sharon Ferrari, Assistant Treasurer
Matthew Keener, Assistant Secretary

Investment Adviser

Aberdeen Asset Managers Limited
Bow Bells House
1 Bread Street
London, United Kingdom
EC4M 9HH

Investment Sub-Adviser

Aberdeen Standard Investments Inc.
1735 Market Street,
32nd Floor
Philadelphia, PA 19103

Administrator

Aberdeen Standard Investments Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Custodian and Transfer Agent

State Street Bank and Trust Company
1 Heritage Drive, 3rd Floor
North Quincy, MA 02171

Independent Registered Public Accounting Firm

KPMG LLP
1601 Market Street
Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

Investor Relations

Aberdeen Standard Investments Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103
1-800-522-5465
Investor.Relations@aberdeenstandard.com

Aberdeen Asset Managers Limited

The accompanying Financial Statements as of April 30, 2019, were not audited and accordingly, no opinion is expressed therein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Income Credit Strategies Fund are traded on the NYSE under the symbol “ACP”. Information about the Fund’s net asset value and market price is available at www.aberdeenacp.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Income Credit Strategies Fund for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

ACP SEMI-ANNUAL

Item 2 —     Code of Ethics.

(a)         —(f) This item is inapplicable to semi-annual report on Form N-CSR.

Item 3 —     Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4 —    Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5 —    Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6 —    Investments.

(a)  Included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)  Not applicable.

Item 7 —     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8 -              Portfolio Managers of Closed-End Management Investment Companies.

(a)  Not applicable to semi-annual report on Form N-CSR.

(b)  There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9 —     Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs (1)	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs (1)
November 1, 2018 through November 30, 2018	0	$0.00	0	1,307,407
December 1, 2018 through December 31, 2018	0	$0.00	0	1,307,407
January 1, 2019 through January 31, 2019	0	$0.00	0	1,307,407
February 1, 2019 through February 28, 2019	0	$0.00	0	1,307,407
March 1, 2019 through March 31, 2019	0	$0.00	0	1,307,407
April 1, 2019 through April 30, 2019	0	$0.00	0	1,307,407
Total	0	$0.00	0	—

(1) On June 12, 2018, the Board approved a share repurchase program (“Program”) for the Fund. The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund’s Investment Adviser and subject to market conditions and investment considerations. Pursuant to the Program, the Fund may repurchase up to 10% of its outstanding shares of common stock, par value $0.001 per share, on the open market during any calendar year.

Item 10 — Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2019, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11 — Controls and Procedures.

(a)               The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)               There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 -       Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13 — Exhibits.

(a)(1)                  Not applicable.

(a)(2)                  Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(a)(3)                  Not applicable.

(b)                                 Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Income Credit Strategies Fund

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Income Credit Strategies Fund

Date:	July 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Income Credit Strategies Fund

Date:	July 8, 2019

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Income Credit Strategies Fund

Date:	July 8, 2019

EXHIBIT LIST

13(a)(2) — Rule 30a-2(a) Certifications

13(b) — Rule 30a-2(b) Certifications